Exhibit 99.1

35th Annual Raymond James Institutional Investors Conference March 3, 2014

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation A Proven Track Record 3 40 years of sustained, profitable growth

See Notice About This Presentation 4 HCC Overview

See Notice About This Presentation What Is HCC? Specialty Insurance Underwriter 5

Over 100 Specialty Lines Diverse, non-correlated lines of business See Notice About This Presentation 6

See Notice About This Presentation Performance Through Cycles Consistent, top-tier financial results and value creation regardless of market cycles 7

See Notice About This Presentation Strong Balance Sheet AA (Very Strong) from Standard & Poor’s A+ (Superior) from A.M. Best Company AA (Very Strong) from Fitch Ratings A1 (Good Security) from Moody’s 8

Consistent, Profitable Growth 9 Premium See Notice About This Presentation ($ in millions) CAGR (2008-2013) GWP: 2.9% NWP: 1.8% NEP: 2.2%

Underwriting Focus 10 Underwriting Ratios See Notice About This Presentation

See Notice About This Presentation Effective Catastrophe Management 11 1 1/1/14 PML excludes reinstatement premiums and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity

See Notice About This Presentation 12 2013: Business as Usual

See Notice About This Presentation Earnings Per Share 13 2012 actual $3.83 EPS 2013 actual $4.04 EPS A new record

See Notice About This Presentation Book Value Growth 14 Note: Results are full year 2013. 4.3% Actual 10.2% Excluding AOCI

See Notice About This Presentation Combined Ratio 15 83.4% Target: mid-80s Note: Results are full year 2013.

See Notice About This Presentation Expense Ratio Lowest expense ratio amongst industry peers1 16 25.8% Note: Results are full year 2013. 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB.

Note: Results are full year 2013. 1 Operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 32. See Notice About This Presentation Operating Return on Equity1 17 11.3% Target: 10% above 90-day T-bill or 10.1%

See Notice About This Presentation 18 Segment Results

Underwriting Segment Overview ($ in millions) 19 See Notice About This Presentation Gross Written Premium Net Earned Premium Combined Ratio 2012 Total: $2,784 2013 Total: $2,880 2012 Total: $2,243 2013 Total: $2,239 2012 Total: 83.6% 2013 Total: 83.4% Pretax Earnings 2012 Total: $398 2013 Total: $404 Note: Totals for GWP and NEP include Exited Lines.

See Notice About This Presentation U.S. Property & Casualty 20 Note: Results are full year 2013. 77.8% combined ratio – 11 point improvement in loss ratio 9% GWP growth – Casualty, Disability and Title Aviation, E&O and Public Risk remain competitive – stable margins Solid performance from Primary Casualty after two full years – anticipate additional growth opportunities in 2014 Gross Written Premium $671M

See Notice About This Presentation Professional Liability 21 Note: Results are full year 2013. 71.1% combined ratio – 5 point improvement in loss ratio Long-term above average margins 8% earnings growth Mid-single digit price increases Significant factor in worldwide D&O market Gross Written Premium $536M

See Notice About This Presentation Accident & Health 22 Note: Results are full year 2013. 86.0% combined ratio – consistent with prior year 6% GWP growth 12% earnings growth Price increases equal to or above loss trends – market competitive but stable Medical Stop-loss expected to grow 4-5% in 2014 Medical Stop-loss not subject to Affordable Care Act Gross Written Premium $883M

See Notice About This Presentation U.S. Surety & Credit 23 Note: Results are full year 2013. 68.4% combined ratio – 6 point improvement in loss ratio 3% GWP growth 10% earnings growth Consistent, strong underwriting results Competitive environment, particularly in Surety Credit business improving in line with global economies Gross Written Premium $229M

See Notice About This Presentation International 24 Note: Results are full year 2013. 98.3% combined ratio – loss ratio includes 17 points from run-off Spanish surety bonds 49.8% accident year loss ratio – strong profitability from continuing lines 3% GWP growth Continued strong performance from Energy, UK Professional Indemnity and Property Treaty Spanish Surety – good progress in settling claims Gross Written Premium $548M

See Notice About This Presentation Investments 25 Note: Results are full year 2013. High quality portfolio with average rating of “AA” Investment leverage of 2x Buy and hold strategy with ample liquidity to fund liabilities Equity strategy is high dividend yield / low beta No significant changes to allocation anticipated Fixed Maturity Securities $6,023 Equity Securities 517 Short-term Investments 179 Total Investments $6,719 ($ in millions)

See Notice About This Presentation Investment Portfolio 26 Average Rating AA Average Duration 5.1 years Average Life 8.2 years Average Yield 3.6% Average Tax Equivalent Yield 4.5% Fixed Maturity Securities Asset Allocation Dividend Yield 4.1% Beta 0.8 Equity Securities Note: Results are full year 2013.

See Notice About This Presentation 27 Peer Comparison

28 Total Value Creation – 10 Years Source: Dowling & Partners; data through 12/31/13. See Notice About This Presentation

See Notice About This Presentation Outperformance with Low Volatility – 10 Years 29 Source: Dowling & Partners; data through 12/31/13.

9.3 point difference versus peers over last year 11.5 point difference versus peers over last three years 10.8 point difference versus peers over last five years See Notice About This Presentation Combined Ratio – HCC versus Peer Group 30 1 Year 3 Year2 5 Year2 1 Calculated by HCC using 12/31/13 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 Reflects average for three-year and five-year results. 1 1 1 83.4% 92.7% 86.0% 97.5% 85.5% 96.3% HCC Peers HCC Peers HCC Peers

See Notice About This Presentation HCC’s Value Proposition Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of profitable growth and strong underwriting performance Lowest expense ratio amongst industry peers High quality investment portfolio Disciplined capital management Strong risk management practices Broadly experienced team 31

See Notice About This Presentation Reconciliation of Non-GAAP Financial Measure to GAAP NON-GAAP FINANCIAL MEASURE: Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income. To annualize a quarterly rate, the result is multiplied by four. Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally. 32 Twelve months ended December 31, 2013 $407,197 27,320 (3,437) Total items excluded from operating earnings 23,883 $383,314 $3,542,612 295,271 $3,247,341 $3,674,430 118,651 $3,555,779 $3,401,560 11.3% Numerator: (In thousands) Foreign currency expense* GAAP net earnings Exclude: Net realized investment gain* Beginning equity, as adjusted GAAP equity - end of period GAAP equity - beginning of period Exclude - Accumulated other comprehensive income Operating earnings Denominator: Annualized operating return on equity *Net of tax, calculated using 35% statutory tax rate. Average equity, as adjusted Exclude - Accumulated other comprehensive income Ending equity, as adjusted

See Notice About This Presentation 33